                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the use of our reports dated March 3, 2000 (and to all references to our Firm) included in or made a part of this Amendment No. 2 to Registration Statement No. 333-70866 of Unilab Corporation on Form S-1.


/s/ ARTHUR ANDERSEN LLP

October 15, 2001

Los Angeles, California